Putnam
New Jersey
Tax Exempt
Income Fund


[FRONT COVER PHOTO]


SEMIANNUAL REPORT
November 30, 1995

                                 [PUTNAM LOGO]

                    B O S T O N * L O N D O N * T O K Y O

Fund highlights



(arrow) "Shifting assets away from long-term bets like resource recovery and into more highly liquid, high quality bonds in transportation and other sectors enabled the fund to participate fully in the recent market rally."
                                                     -- Leslie
Burke, Manager,
                                             Putnam New Jersey
Tax Exempt Fund


(arrow) "Munis offer unusually attractive yields right now because of unwarranted fears that a flat-rate income tax will end the tax advantage they have over taxable bonds."
                                     -- Kiplinger's Personal
Finance Magazine,

December 1995


CONTENTS
 4  Report from Putnam Management
 9  Fund performance summary
13  Portfolio holdings
17  Financial statements

From the Chairman


[PHOTO OF CHAIRMAN]

(c) Karsh, Ottawa

Dear Shareholder:


Tax-exempt bond investors will long remember 1995 as a year of highs and lows. The year began as the bond market was coming off one of its worst periods in recent memory. Just as things began to look brighter for tax-exempt bonds, talk in Washington about tax reform cast a wave of uncertainty over investors.

By the time Putnam New Jersey Tax Exempt Income Fund entered its new fiscal year in June, investors had begun to regain their composure, realizing that enactment of any tax-reform legislation was unlikely during an election year.
As the fund reached the fiscal year's midpoint on November 30, 1995, shareholders could look back on a period of impressive recovery.


Furthermore, because of the earlier interruption over tax-reform proposals,
Fund Managers Leslie J. Burke and Triet M. Nguyen believe the rally will be sustained during the second half of fiscal 1996 as the tax-exempt bond market continues to make up lost ground. Leslie, who has co-managed the fund since
September 1995, was named lead manager effective January 2, 1996.



Respectfully yours,


[SIGNATURE OF GEORGE PUTNAM]

George Putnam
Chairman of the Trustees
January 17, 1996

Report from the Fund Managers
Leslie J. Burke, lead manager
Triet M. Nguyen


Putnam New Jersey Tax Exempt Income Fund rewarded shareholders well during the recent semiannual period, as astute strategic moves and a rising municipal bond market contributed to strong returns. For the period ended
November 30, 1995, the fund provided shareholders with a total return of
4.48% for class A shares, 4.15% for class B shares and 4.36% for class M shares, all at net asset value.


(arrow)STRONG RELATIVE PERFORMANCE: A MATTER OF PERSPECTIVE

After overcoming a brief stall in midsummer, the broad fixed-income market continued its impressive run throughout the six months ended November 30,
1995. Increased investor confidence in the Federal Reserve Board's ability to thwart inflation and effectively manage economic growth over the long term fueled the gains of most fixed-income investments. Indeed, the rally had gained such momentum by period's end that the current yield on the benchmark
30-year Treasury bond seems to be fast approaching the historically low level of 5.79% (as of October 15, 1993).


On an absolute basis, municipal bonds participated in the rally's strength in a highly respectable fashion. However, investors' lingering concerns about the perceived effects of the flat-tax proposal introduced in April--which, in its purest form, would deprive municipal bonds of their beneficial tax treatment--prevented your fund's investments from attaining the full price appreciation potential presented by the favorable investment environment.



In any good year, your fund's performance would have been quite satisfactory
-- and even more so during 1994's bear market. Furthermore, on a tax-equivalent basis, a New Jersey investor in the combined maximum federal and state income tax bracket of 43.57% would have had to earn 9.21% to match the 5.20% current dividend rate at NAV your fund's class A shares produced.
Comparable figures for class B and class M share-holders would have been 8.06% and 8.65%, respectively, to match current dividend rates of 4.55% and 4.88% at NAV.



(arrow)WELL-TIMED PORTFOLIO SHIFTS BOOST YOUR RETURNS

While a long-term commitment is essential to investment success, there is no question that making the right move at the right time can often produce exceptional short-term results. This was certainly the case with two timely portfolio shifts we made during the semiannual period. The first shift was our decision to sell a good portion of our resource recovery holdings and reinvest the proceeds into highly liquid, high quality issues in various municipal sectors. Although the resource recovery bonds had been producing income for the fund, delays in the passage of important state legislation had prevented them from appreciating to the same extent as other sectors. This more diversified position rallied along with the market, so the fund was able to participate fully in the bull market and realize significant performance gains. We still believe in this sector's long-term potential and will be watching this sector carefully in the months ahead.


The second timely strategy we pursued during the semiannual period was to begin extending the portfolio's duration over the summer.
Duration is a
mathematical formula used to assess a

[BEGIN PIE CHART]

PORTFOLIO QUALITY OVERVIEW 11/30/95

51.06%   AAA

14.76%   AA

11.19%   A

 7.03%   BBB

15.96%   BB and below

[END PIE CHART]


Based on portfolio market value as of 11/30/95 and will vary over time. Based on Standard and Poor's rating terminology. While the fund has the flexibility to invest in higher-yielding lower-rated bonds, generally at least 75% of the portfolio will be investment grade. Investment-grade securities are those rated BBB or higher by Standard & Poor's, or Baa or higher by Moody's
Investor Service, Inc.

portfolio's price volatility; the longer the duration, the greater the price appreciation when interest rates decline, as they did over the past several months. When interest rates increase, prices decline.


In July, the Federal Reserve Board cut short-term interest rates for the first time in nearly three years, and although the Fed took no additional action during the period, rates continued to trend lower in subsequent months. With a longer duration, the fund was well positioned to benefit from the decline in interest rates. Fund holdings appreciated handsomely, especially in the closing three months of the period when rates continued to fall and the value of longer-term securities rose substantially.



(arrow) NEW EMPHASIS ON "SELF-SUPPORTING" BONDS

During the first half of fiscal 1996, the last leg of the New Jersey governor's much-heralded tax cut went into effect. The result has been a drop in state revenues of between 4% and 5%. At this point, there has been no corresponding cut in spending, nor has the state put forth any meaningful substitute sources of revenue. Given this situation, as well as the fact that
New Jersey's economic recovery has lagged behind the rest of the country's, we have been avoiding investment in the state's general obligation bonds.
Instead, we have been concentrating on so-called "self-supporting" bonds in such areas as hospitals, transportation, water and sewer, and electric utilities. These issuers do not rely on the state for their monies; rather, they generate revenues through fees or charges that can be used to pay interest and principal to bondholders such as this fund.



(arrow) SECTOR STRATEGIES

The supply of New Jersey municipal securities was down 24% year to date as of
November 30, 1995, as compared with a corresponding drop of 14% nationally.
Fortunately, supply began to pick up over the summer as two $800 million transportation bond issues came to market in July and August, providing ample investment opportunity for the fund.


In addition to these transportation investments, we continue to maintain a significant commitment to the health-care sector, which has performed very well. While health-care consolidation, managed care, and cost-containment have taken hold strongly in

[BEGIN BAR CHART]

TOP INDUSTRY SECTORS*

Hospitals/Health care  18.9%

Highways/Toll roads  12.4%

Transportation/Airlines  7.8%

Utilities/Water and sewerage  6.6%

Education  5.7%

[END BAR CHART]

*Based on net assets as of 11/30/95. Holdings may vary over time.


some parts of the country, New Jersey's health-care industry -- after years of heavy state regulation -- has been slower to make these transitions. Of course, we will be monitoring federal budget negotiations very carefully and examining each fund holding with an eye toward the potential impact of any changes in funding for Medicare, Medicaid, and health-care research.
Nonetheless, given the strong performance of the fund's holdings to date, we currently anticipate maintaining a strong exposure to the health-care sector for some time to come.


(arrow)FUNDAMENTALS SOUND, VALUATIONS APPEALING

As we enter the second half of fiscal 1996, we anticipate conditions for investing in municipal securities to remain hospitable. Subsiding inflation, a benign interest rate environment, and decelerating economic growth seem likely to continue. While the debate over tax reform is probably the most critical factor that could influence tax-exempt bond performance over the next twelve months, most investors seem to have realized that changes are not likely to occur until after the 1996 presidential election. Even then, any revisions would most likely involve simplifications rather than a major overhaul of the entire system. That said, we are upbeat about the prospects for the municipal market for several reasons:

First, with municipal bonds underperforming Treasuries during the recent semiannual period, we believe buying opportunities exist and that there is good potential for further price appreciation ahead. We intend to take advantage of investment opportu-nities to shorten the fund's duration slightly in coming months, since we believe interest rates are unlikely to decline as dramatically this year as they did in 1994 and a shorter duration portfolio is designed to fluctuate less with interest rates.


Second, municipal securities supply remains scant, while investor demand is firming up due to receding flat-tax concerns and the seasonal reinvestment surge that usually occurs in December and January. This scenario is positive for continued municipal securities price support.


Finally, both state and national governments are addressing the issue of becoming more efficient -- for the first time in history. Such attention to fiscal responsibility bodes well for the fundamental structure of the municipal market. Going forward, we will continue to monitor market events in
New Jersey and the nation to position your fund to benefit from longer-term trends.


The views expressed here are exclusively those of Putnam
Management. They are
not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary


Performance should always be considered in light of a fund's investment strategy. Putnam New Jersey Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.


This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.


TOTAL RETURN FOR PERIODS ENDED 11/30/95

                       Class A
                       (2/20/90)      Class B          Class M
                   Date of Inception  (1/4/93)         (5/1/95)

                   NAV      POP      NAV      CDSC     NAV
POP
6 months             4.48%   -0.50%   4.15%   -0.85%   4.36%
0.98%
1 year              18.15    12.51   17.42    12.42    --
--
5 years             47.79    40.76    --       --      --
--
Annual average       8.13     7.08    --       --      --
--
Life of class       58.36    50.90   18.13    14.13    7.71
4.25
Annual average       8.28     7.38    5.91     4.66    --
--

COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95

                    Lehman Bros.
                    Municipal Bond     Consumer
                    Bond Index         Price Index
6 months                  5.18%            0.92%
1 year                   18.90             2.61
5 years                  51.82            14.80
Annual average            8.71             2.80
Life of class A          61.50            20.00
Annual average            8.65             3.20
Life of class B          23.88             8.24
Annual average            7.66             2.77
Life of class M           8.53             1.12


Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class
B shares assumes 5% maximum contingent deferred sales charge.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)



                           Class A
                          (2/20/90)             Class B
Class M
                      Date of Inception         (1/4/93)
(5/1/95)
                      NAV         POP        NAV      CDSC
NAV     POP
1 year                16.12%      10.56%     15.41%   10.41%
--      --
5 years               48.89       41.78        --       --
--      --
Annual average         8.29        7.23        --       --
--      --
Life of class         59.88       52.35      19.22    15.22
8.84%   5.34%
Annual average         8.34        7.45       6.06     4.85
--      --


Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions.
Investment returns
and net asset value fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/95

                          Class A             Class B
Class M
Distributions (number)     6                   6
6
Income                    $0.243022           $0.214165
$0.232184
Capital gains(1)                 --                --
      --
Total                     $0.243022           $0.214165
$0.232184
Share value:              NAV         POP     NAV         NAV
POP
5/31/95                   $8.98       $9.43   $8.97       $8.98
$9.28
11/30/95                   9.13        9.59    9.12        9.13
9.44
Current return
End of period
Current dividend
  rate(2)                  5.20%       4.95%   4.55%       4.88%
4.72%
Taxable equivalent(3)      9.21        8.77    8.06        8.65
8.36
Current 30-day SEC
  yield(4)                 4.65        4.43    4.01        4.36
4.21
Taxable equivalent()(3)    8.24        7.85    7.11        7.73
7.46


(1)Capital gains are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (2)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (3)Assumes maximum combined state and federal tax rates of 43.57% . Results for investors subject to lower tax rates would not be as advantageous. (4)Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of the fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends paid on the remarketed preferred shares, divided by the number of outstanding common shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to
1% during the sixth year. After the sixth year, the CDSC no longer applies.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.


Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Diversified Equity Trust
Europe Growth Fund
Global Growth Fund
Health Sciences Trust
International New Opportunities Fund
Investors Fund
Natural Resources Trust
New Opportunities Fund
OTC Emerging Growth Fund
Overseas Growth Fund
Vista Fund
Voyager Fund
Voyager II


PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Growth and Income Fund II
Utilities Growth and Income Fund


PUTNAM INCOME FUNDS

Adjustable Rate U.S. Government Fund
American Government Income Fund
Diversified Income Trust
Federal Income Trust
Global Governmental Income Trust
High Yield Advantage Fund
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Preferred Income Fund
U.S. Government Income Trust


PUTNAM TAX-FREE
INCOME FUNDS

Intermediate Tax Exempt Fund
Municipal Income Fund
Tax Exempt Income Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund


State tax-free income funds+

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey,
New York, Ohio, and Pennsylvania


LIFESTAGES(SM) FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.
The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio


MOST CONSERVATIVE
INVESTMENTS++

Putnam money market funds:

California Tax Exempt Money Market Fund
Money Market Fund
New York Tax Exempt Money Market Fund
Tax Exempt Money Market Fund


CDs and savings accounts++


* Not available in all states.

+ Relative to above.

++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured, up to certain limits, by federal/state agencies. Savings accounts may also be insured up to certain limits.


Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a
prospectus for any Putnam fund. It contains more complete
information,
including charges and expenses. Please read it carefully before you invest or
send money.                           12

Portfolio of investments owned
November 30, 1995 (Unaudited)

Key to Abbreviations
COP            -- Certificate of Participation
IFB            -- Inverse Floating Rate Bonds
G.O. Bonds     -- General Obligation Bonds
VRDN           -- Variable Rate Demand Notes
AMBAC          -- AMBAC Indemnity Corporation
FGIC           -- Federal Guaranty Insurance Corporation
FHA            -- Federal Housing Administration
FSA            -- Financial Security Assurance
MBIA           -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (96.7%)*
PRINCIPAL AMOUNT
RATINGS**        VALUE
New Jersey (76.8%)
$1,000,000   Atlantic City, Muni. Utils. Auth. Wtr. Rev.
              Bonds 7-3/4s, 5/1/17                            AAA
     $1,153,750
             Atlantic Cnty. COP
2,000,000     FGIC 7.4s, 3/1/10                               AAA
      2,455,000
1,000,000     (Pub. Facs. Lease Agreement), FGIC, 7.4s,
              3/1/10                                          AAA
      1,227,500
4,250,000    Camden Cnty., Impt. Auth. Rev. Bonds 8.4s,
              4/1/24 (acquired 4/12/94 cost
              $4,250,000)++                                  BB/P
      4,350,938
1,200,000    Middle Township Sch. Dist. Rev. Bonds FGIC,
              7s, 7/15/06                                     AAA
      1,417,500
2,000,000    Middlesex Cnty., Poll. Control Auth. Rev.  Bonds
             6-7/8s, 12/1/22                                 BB/P
      2,120,000
3,000,000    Middlesex Cnty., Utils. Auth. Swr. Rev.   IFB
              Ser. A, MBIA, 7.033s, 8/15/10                   AAA
      3,420,000
             NJ Bldg. Auth. G. O. Bonds
3,750,000     5s, 6/15/18                                      AA
      3,534,375
7,000,000     MBIA, 5s, 6/15/17                               AAA
      6,658,750
5,420,000     5s, 6/15/16                                      AA
      5,121,900
             NJ Econ. Dev. Auth. Rev. Bonds
5,300,000     (Stolt Terminals Project), 10-1/2s,  1/15/18   BB/P
      5,942,625
4,550,000     (Holt Hauling Co.), Ser. D, 10-1/4s,   9/15/14 BB/P
      4,831,918
5,000,000     (Tevco Inc. Project), 8-1/8s, 10/1/09           A/P
      5,606,250
3,260,000     (Cadbury Corp.), 8s, 7/1/15                    BB/P
      3,467,825
1,200,000     (Ninette Group L P Project) 7-3/4s, 8/1/11        A
      1,291,500
2,000,000     (Hartz Mountain Industries, Inc.) 7s,  2/1/14     A
      2,247,500
3,080,000     (Lakewood School), Ser. R, 6.9s, 12/1/11         Aa
      3,376,450
1,500,000     (NJ Performing Arts Ctr.), 6-3/4s, 6/15/12        A
      1,621,875
2,835,000     (#89 Kiva L.P. Project), 6.4s, 8/1/15            AA
      3,058,256
1,895,000     (Urban Holding Co.), 6-1/2s, 6/1/15              AA
      2,013,438
2,000,000     6-1/8s, 5/15/15                                 AAA
      2,090,000

 MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT
RATINGS**       VALUE
New Jersey (continued)
$1,550,000    (Burlington Coat Factory) 6-1/8s, 9/1/10          A
    $ 1,660,438
1,635,000     (American Wtr. Co. Project) FGIC, Ser.
              A, 5.35s, 6/1/23                                AAA
      1,585,950
1,000,000    NJ Econ. Dev. Auth. 1st Mtge. Gross Rev. Bonds
              (Stone Arch Nursing Home Project), 8-3/4s,
              12/1/10                                        BB/P
      1,088,750
11,105,000   NJ Econ. Dev. Auth. Elec. Energy Fac. Rev.
              Bonds(Vineland Cogeneration L.P. Project),
              7-7/8s,   6/1/19                               BB/P
     12,007,277
5,000,000    NJ Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
              (Ocean Nursing Pavilion), Ser. A, 7-3/8s,
              12/1/25                                        BB/P
      5,006,250
             NJ Econ. Dev. Auth. Natural Gas Fac. Rev.
              Bonds(NJ Natural Gas Co. Project)
2,500,000     9s, 12/1/17                                       A
      2,771,875
2,500,000     Ser. 84A, 7.05s, 3/1/16                           A
      2,668,750
2,925,000    NJ Econ. Dev. Auth. Waste Paper Recycling Rev.
              Bonds (Marcal Paper Mills Inc. Project),
              8-1/2s,   2/1/10                               BB/P
      3,400,313
             NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
4,250,000     (St. Elizabeth Hosp.), Ser. B, 8-1/4s, 7/1/20   Baa
      4,627,188
3,095,000     (Jersey Shore Med. Ctr.), AMBAC, Ser. B, 8s,
              7/1/18                                          AAA
      3,447,056
4,000,000     (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13         Baa
      4,280,000
1,000,000     (East Orange Gen. Hosp.), Ser. B, 7-3/4s,
              7/1/20                                          BBB
      1,072,500
3,905,000     (Kimball Med. Ctr.) 7.3s, 7/1/99                Baa
      3,989,309
9,000,000     (Raritan Bay Med. Ctr.) 7-1/4s, 7/1/27         BB/P
      9,078,750
3,300,000     (Christ Hosp. Group) 7s, 7/1/06                 AAA
      3,869,250
5,000,000     (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6-3/4s,
              7/1/19                                          AAA
      5,556,250
4,400,000     (St. Mary's Hosp.) 5-7/8s, 7/1/12               Baa
      4,273,500
2,325,000     (Union Hosp./Mega Care Inc.) 5-7/8s, 7/1/07     Baa
      2,287,219
7,285,000     (Somerset Med. Ctr.), Ser. A, FGIC, 5.2s,
              7/1/24                                          AAA
      6,911,644
3,500,000     (St. Peters Med. Ctr.), Ser. F, MBIA, 5s,
              7/1/21  AAA      3,233,125
3,935,000    NJ State Edl. Facs. Auth. Rev. Bonds (NJ
              Institute of Technology), Ser 95-E, MBIA,
              5-3/8s, 7/1/16                                  AAA
      3,935,000
4,065,000    NJ State G.O. Bonds FGIC, 6s, 2/15/11            AAA
      4,415,606
             NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds
3,000,000     Ser. I, 9.242s, 11/1/07 (acquired $2,000,000
              par 2/11/93 cost $2,068,074, acquired
              $1,000,000 par 6/14/93 cost $1,061,250)++         A
      3,371,250
1,720,000     (Home Buyer Project), Ser. D, MBIA, 7.7s,
              10/1/29                                         AAA
      1,821,050
             NJ State Hwy. Auth. Gen. Rev. Bonds
1,500,000     (Garden State Pkwy. Project), 6.2s, 1/1/10       AA
      1,642,500
2,370,000     (Garden State Pkwy. Project), 6s, 1/1/19        Aaa
      2,571,450

 MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT
RATINGS**       VALUE
New Jersey (continued)
             NJ State Tpk. Auth. Rev. Bonds
$1,800,000    MBIA, 10.232s, 1/1/16 (acquired
              3/27/92, cost $1,817,856)++                     AAA
   $  2,315,250
20,000,000    Ser. C, MBIA, 6-1/2s, 1/1/16                    AAA
     23,000,000
12,000,000    3.35s, 1/1/18                                     A
     12,000,000
             NJ State Transn. Trust Fund Auth. Rev. Bonds
5,000,000     (Transn. Syst.), Ser. A, MBIA, 6-1/2s,
              6/15/11                                         AAA
      5,762,500
2,900,000     (Transportation System), Ser. A, 5-1/2s,
              6/15/12                                         AAA
      2,947,125
7,000,000    NJ Wastewater Treatment Trust Rev. Bonds Ser.
              A, zero%, 9/1/07                                AAA
      3,876,250
1,800,000    Passaic Valley, Cmnty. Wtr. Supply Rev. Bonds
              Ser. A., FGIC, 6.4s, 12/15/22                   AAA
      2,036,250
4,500,000    Rutgers State U. Rev. Bonds Ser. A,
              6.4s, 5/1/13                                     AA
      5,051,250
4,000,000     Salem Cnty., Indl. Poll. Control Fin. Auth.
              Rev. Bonds (Pub. Svc. Elec. & Gas Co. Project),
              Ser. C, MBIA, 5.55s, 11/1/33                    AAA
      3,940,000
1,975,000    Sayreville, Hsg. Dev. Corp. Mtge. Rev. Bonds
              (Lakeview Section 8), FHA, 7-3/4s, 8/1/24       AAA
      2,226,813
1,000,000    Stony Brook, Regional Swr. Rev. Bonds Ser. B,
              5.45s, 12/1/12                                   AA
      1,038,750
4,695,000    U. of Medicine & Dentistry G.O. Bonds Ser. E,
              6-1/2s, 12/1/12                                  AA
      5,364,038
1,300,000    Union Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev.
              Bonds (American Cyanamid Co.) 5.8s, 9/1/09        A
      1,389,375

    238,527,201
New York (5.6%)
7,500,000    Port Auth. NY & NJ Cons. Rev. Bonds 93rd Ser.,
              6-1/8s, 6/1/94                                   AA
      7,996,875
             Port Auth. NY & NJ Cons. Rev. IFB
5,000,000     8.909s, 8/1/26 (acquired 8/29/91, cost
              $5,164,940)++                                    AA
      5,900,000
1,500,000     7.334, 11/15/15                                  AA
      1,455,000
2,100,000     5.2s, 11/15/15 (acquired 2/9/94, cost
              $2,107,875)++                                    AA
      1,911,000

     17,262,875
Pennsylvania (1.6%)
5,000,000    Delaware River Port Auth. PA & NJ Rev. Bonds
              Ser. 1995 FGIC 5-1/2s 1/1/26                    AAA
      4,906,250
Puerto Rico (12.7%)
             Cmnwlth. of Puerto Rico, Hwy. & Trans. Auth.
              Rev. Bonds
1,500,000     Ser. Q, 7-3/4s, 7/1/16                          AAA
      1,747,500
2,000,000     Ser. X, 5-1/4s, 7/1/21                            A
      1,880,000
1,000,000     Ser. W, 5-1/2s, 7/1/15                            A
        993,750
1,200,000    Puerto Rico Comwlth. Hwy. & Transn. Auth. Hwy.
              VRDN, Ser. X, 3.3s, 7/1/99                    VMIGI
      1,200,000

 MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT
RATINGS**        VALUE
Puerto Rico (continued)
$4,000,000   Cmnwlth. of Puerto Rico, Pub. Impt. G.O. Bonds
              6.8s, 7/1/21
AAA    $  4,600,000
             Puerto Rico Commwlth. of G.O Bonds
2,250,000     Ser. A, MBIA, 5-3/8s, 7/1/22
AAA       2,247,188
4,500,000     3.3s, 12/1/15
VMIGI       4,500,000
11,000,000   Puerto Rico Elec Pwr. Auth. Rev. Bonds Ser.
              Z, 5-1/4s, 7/1/21
A      10,463,750
             Puerto Rico Pub. Bldgs. Auth., Gtd. Edl. & Hlth.
              Facs. Rev. Bonds
1,250,000     Ser. G, 7-7/8s, 7/1/16
AAA       1,353,125
1,000,000     Ser. H, 7-7/8s, 7/1/16
AAA       1,082,500
3,750,000     Ser. K, 6-7/8s, 7/1/21
AAA       4,340,625
2,000,000    Puerto Rico, Indl. Med. & Env. Poll. Control
              Fac. Fin. Auth. Rev. Bonds (Special
              Facilities-American Airlines), Ser. A,
             8-3/4s,  12/1/25
Baa       2,082,740
3,000,000    Puerto Rico Cmnwlth. of Rev Bonds AMBAC, 5s,
              7/1/21
AAA       2,820,000

      39,311,178
             Total Municipal Bonds and Notes
              (cost $282,759,687)
    $300,007,504

MUNICIPAL COMMERCIAL PAPER (3.7%) (cost $11,506,711)*
PRINCIPAL AMOUNT
RATINGS**           VALUE
$11,500,000  New Jersey Economic PSE&F 3.55s,
             12/4/95
VMIGI    $ 11,506,711

             Total Investments
              (cost $294,266,398)***
    $311,514,215


  *Percentages indicated are based on net assets of $310,406,122. **The Moody's or Standard & Poor's ratings indicated are believed to be the
   most recent ratings available at November 30, 1995 for the securities
   listed. Ratings are generally ascribed to securities at the time of
   issuance. While the agencies may from time to time revise such ratings,
   they undertake no obligation to do so, and the ratings do not necessarily
   represent what the agencies would ascribe to these securities at November
   30, 1995. Securities rated by Putnam are indicated by "/P" and are not
   publicly rated.
***The aggregate identified cost on a tax cost basis is
$294,266,398
   resulting in gross unrealized appreciation and depreciation of
$18,267,506
   and $1,019,689, respectively, or net unrealized appreciation of
   $17,247,817.
 ++Restricted as to public resale. At the date of acquistion these securities were valued at cost. There were no outstanding securities of the same class as those held. Total market value of restricted securities owned at
   November 30, 1995 was $17,848,438 or 5.8% of net assets.

The rates shown on VRDN and IFB, which are securities paying variable interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 1995, which are subject to change based on the terms of the security.

The fund had the following insurance concentration greater than
10% of net
assets at November 30, 1995:
      MBIA                      18.1%
The fund had the following industry group concentration greater than 10% of
net assets at November 30, 1995:
     Hospitals/ Health Care     18.9%
     Highways/Tollroads         12.4


     The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
November 30, 1995 (Unaudited)

Assets
Investments in securities at value
(identified cost $294,266,398) (Note 1)
$311,514,215
Cash
  149,669
Interest receivable
6,630,300
Receivable for shares of the fund sold
  895,863
Receivable for securities sold
  105,000
Total Assets
319,295,047
Liabilities
Payable for shares of the fund repurchased
  162,026
Payable for securities purchased
7,770,555
Distributions payable to shareholders
  377,513
Payable for compensation of Manager (Note 2)
  401,644
Payable for administrative services (Note 2)
    1,425
Payable for compensation of Trustees (Note 2)
      139
Payable for distribution fees (Note 2)
  126,427
Other accrued expenses
   49,196
Total liabilities
8,888,925
Net assets
$310,406,122
Represented by
Paid-in capital (Note 4)
$304,240,185
Undistributed net investment income
   10,661
Accumulated net realized loss on investment
  transactions
(11,092,541)
Net unrealized appreciation of investments
17,247,817
Total--Representing net assets applicable to
  capital shares outstanding
$310,406,122
Computation of net asset value and offering price
Net asset value and redemption price of
  class A shares ($242,045,705 divided by
  26,515,159 shares)
    $9.13
Offering price per class A share (100/95.25
  of $9.13)*
    $9.59
Net asset value and offering price of class
  B shares ($68,127,472 divided by 7,471,051
  shares)+
    $9.12
Net asset value and redemption price of
  class M shares ($232,945 divided by 25,511
  shares)
    $9.13
Offering price per share (100/96.75 of
  $9.13)**                                                      $
     9.44

 *On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

**On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 +Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.

Statement of operations
Six months ended November 30, 1995 (Unaudited)

Tax exempt interest income                                  $
9,386,154
Expenses:
Compensation of Manager (Note 2)
902,186
Investor servicing and custodian fees (Note 2)
159,230
Compensation of Trustees (Note 2)
6,270
Auditing
15,344
Legal
14,516
Reports to shareholders
14,443
Administrative services (Note 2)
4,266
Amortization of organization expenses (Note 1)
1,285
Distribution fees--Class A (Note 2)
238,840
Distribution fees--Class B (Note 2)
264,121
Distribution fees--Class M (Note 2)
 182
Other expenses
32,298
Total expenses
1,652,981
Expense reduction (Note 2)
(282,715)
Net expenses
1,370,266
Net investment income
8,015,888
Net realized gain on investments (Notes 1 and 3)
557,906
Net realized loss on futures contracts (Notes 1 and 3)
(1,530,365)
Net unrealized appreciation of investments and
  futures contracts during the period
6,039,506
Net gain on investment transactions
5,067,047
Net increase in net assets resulting from operations
$13,082,935

  The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                        Six months    Eleven
months
                                          ended           ended
                                       November 30       May 31
                                          1995*           1995
Increase in net assets
Operations:
Net investment income                 $  8,015,888    $
15,048,545
Net realized loss on investment
transactions                              (972,459)
(8,453,743)
Net unrealized appreciation of
investments                              6,039,506
15,717,027
Net increase in net assets
resulting from operations               13,082,935
22,311,829
Distributions to shareholders from:
Net investment income
Class A                                 (6,496,880)
(12,600,443)
Class B                                 (1,487,505)
(2,404,816)
Class M                                     (2,575)
Increase from capital share
  transactions (Note 4)                  4,149,595
2,601,270
Total increase in net assets             9,245,570
9,907,840
Net assets
Beginning of period                   $301,160,552
$291,252,712
End of period (including
undistributed net investment income
and distributions in excess of net
investment income of $10,661 and
$18,267 respectively                  $310,406,122
$301,160,552

* Unaudited

  The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the year)

                                                    For the
period
                                                      May 1, 1995
                                  Six months
(commencement
                                    ended          of operations)
to
                                 November 30            May 31
                                    1995*                1995+
                                              Class M
Net asset value,
  beginning of period              $  8.98              $ 8.74
Investment operations
Net investment income                  .23                 .04
Net realized and unrealized
  gain (loss) on investments           .15                 .28
Total from investment
  operations                           .38                 .32
Less distributions:
From net investment income            (.23)               (.08)
Net realized gain on
  investments                          --                  --
In excess of realized gain
  on investments                       --                  --
Total distributions                   (.23)               (.08)
Net asset value, end of
  period                           $  9.13              $ 8.98
Total investment return at
  net asset value (%) (a)             4.36(b)             3.21(b)
Net assets, end of period
  (in thousands)                      $233                 $ 1
Ratio of expenses to
  average net assets (%) (d)          0.50(b)              .09(b)
Ratio of net investment
  income to average net
  assets (%)                          2.48(b)              .42(b)
Portfolio turnover (%)               23.85(b)            51.86(b)



                 January 4, 1993

                  (commencement
                                  Six months       Eleven months
     Year         of operations)
                                    ended              ended
     ended              to
                                 November 30          May 31
    June 30          June 30
                                    1995*              1995+
     1994              1993

Class B
Net asset value,
  beginning of period             $     8.97        $     8.75
  $     9.46        $     9.02
Investment operations
Net investment income                    .21               .41
         .45               .21
Net realized and unrealized
  gain (loss) on investments             .15               .22
        (.58)              .43
Total from investment
  operations                             .36               .63
        (.13)              .64
Less distributions:
From net investment income              (.21)             (.41)
        (.45)             (.20)
Net realized gain on
  investments                            --
        (.02)              --
In excess of realized gain
  on investments                         --                --
        (.11)              --
Total distributions                     (.21)             (.41)
        (.58)             (.20)
Net asset value, end of
  period                          $     9.12        $     8.97
  $     8.75        $     9.46
Total investment return at
  net asset value (%) (a)               4.15(b)           7.51(b)
       (1.59)             7.21(b)
Net assets, end of period
  (in thousands)                     $68,127           $58,591
     $44,916           $15,113
Ratio of expenses to
  average net assets (%) (d)            0.81(b)           1.46(b)
        1.59               .77(b)
Ratio of net investment
  income to average net
  assets (%)                            2.40(b)           4.72(b)
        4.77              2.42(b)
Portfolio turnover (%)                 23.85(b)          51.86(b)
       51.74             44.58

                            Six months     For the eleven
                              ended         months ended
                           November 30         May 31
     Year ended June 30
                              1995*             1995+
1994      1993       1992       1991
                                                            Class
A
Net asset value,
beginning of period              $8.98             $8.75
$9.46       $8.97       $8.64      $8.50
Investment operations
Net investment income              .24               .46
 .51         .54         .59(c)     .62(c)
Net realized and
unrealized gain (loss)
on investments                     .15               .23
(.58)         .58         .38       .13
Total from investment
operations                         .39               .69
(.07)        1.12         .97       .75
Less distributions:
From net investment
income                            (.24)             (.46)
(.51)        (.55)       (.60)     (.61)
Net realized gain on
investments                        --                --
(.08)        (.08)       (.04)       --
In excess of realized
gain on invesmtnets                --                --
(.05)         --           --        --
Total distributions               (.24)             (.46)
(.64)        (.63)       (.64)     (.61)
Net asset value, end of
period                           $9.13             $8.98
$8.75        $9.46       $8.97     $8.64
Total investment return
at net asset value (%)
(a)                               4.48(b)           8.25(b)
(.94)       13.02       11.52      9.17
Net assets, end of
period (in thousands)         $242,046          $242,569
$246,336     $235,243    $159,658   $99,978
Ratio of expenses to
average net assets
(%)(d)                             .48(b)            .87(b)
 .95          .92         .75(c)    .66(c)
Ratio of net investment
income to average net
assets (%)                        2.74(b)           5.36(b)
5.43         5.90        6.69(c)   7.09(c)
Portfolio turnover (%)           23.85(b)          51.86(b)
51.74        44.58       80.21    101.21

* Unaudited

+ The fiscal year has been advanced from June 30 to May 31.

(a) Total Investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Not annualized.

(c) Reflects a voluntary expenses limitation. As a result, expenses of the fund for the years ended June 30, 1992 and 1991 and for the period ended
    June 30, 1990 reflect a reduction of $0.01, $0.03 and $0.02, respectively.

(d) The ratio of expenses to average net assets for the year ended November
    30, 1995 included amounts paid through expenses offset arrangements.
    Prior period ratios exclude these amounts (See Note 2).

Notes to financial statements
November 30, 1995 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New
Jersey personal income tax as Putnam Investment Management
("Putnam
Management"), the fund's Manager, a wholly-owned subsidiary of Putnam
Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New Jersey tax exempt securities.


The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class
B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or which it invests to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the- counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the
Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At May 31, 1995, the fund had a capital loss carryover of approximately
$2,872,000 available to offset future net capital gain, if any, which will expire May 31, 2003.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon and original issue discount bonds are accreted according to the effective yield method.

G) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and
Exchange Commission and with various states, and the initial public offering of its shares were $49,086. The expenses are being amortized over a five-year period based on current and projected net asset levels.


Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates:
0.60% of the
first $500 million of average net assets, 0.50% of the next $500 million,
0.45% of the next $500 million and 0.40% of any amount over $1.5 billion, subject to reduction in any year to the extent of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam
Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $790 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the
Trustees receive additional fees for attendance at certain committee meetings.

During the six months ended Novem-
ber 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the
"Plan") which
allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary
Trust

Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.
Investor servicing agent functions are provided by Putnam
Investor Services,
a division of PFTC.



For the six months ended November 30, 1995, fund expenses were reduced by
$282,715 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits.
The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the
Investment Company Act of 1940. The purpose of the Plans is to compensate
Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam
Investments
Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $28,295 and $365 from the sale of class A shares and class M shares, respectively, and received $91,420 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class
A shares. For the six months ended November 30, 1995, Putnam
Mutual Funds
Corp., acting as underwriter received $367,985 on class A redemptions.


Note 3
Purchases and sales of securities
During the six months ended November 30, 1995, purchases and sales of investment securities other than short-term investments aggregated
$104,060,218 and $92,642,278 respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares
At November 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                          Six months ended            Eleven
months ended
                            November 30                     May
31
                                1995                         1995
Class A                Shares         Amount        Shares
Amount
Shares sold           2,032,076     18,086,133     3,583,766    $
30,919,620
Shares issued in
connection with
reinvestment of
distributions           415,152      3,689,273       815,266
7,017,119
                      2,447,228     21,775,406     4,399,032
37,936,739
Shares
repurchased          (2,942,035)   (26,206,705)   (5,543,768)
(47,448,932)
Net decrease           (494,807)    (4,431,299)   (1,144,736)   $
(9,512,193)

                        Six months ended         Eleven months
ended
                           November 30                  May 31
                              1995                       1995
Class B               Shares       Amount       Shares
Amount
Shares sold         1,305,182    11,589,202   2,071,094
$17,921,544
Shares issued in
connection with
reinvestment of
distributions         100,042       888,127     163,594
1,407,101
                    1,405,224    12,477,329   2,234,688
19,328,645
Shares
repurchased          (464,622)   (4,121,672)   (839,933)
(7,216,182)
Net increase          940,602     8,355,657   1,394,755
$12,112,463

                                       Six months ended
                                          November 30
                                             1995
Class M                               Shares     Amount
Shares sold                           25,205    223,538
Shares issued in connection with
reinvestment of distributions            191      1,699
                                      25,396    225,237
Shares
repurchased                             --         --
Net increase                          25,396    225,237

Our commitment to quality service


(arrow) CHOOSE AWARD-WINNING SERVICE.
Putnam Investor Services has won the DALBAR Quality Tested
Service Seal for
the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

(arrow) HELP YOUR INVESTMENT GROW.
Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

(arrow) SWITCH FUNDS EASILY.
You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

(arrow) ACCESS YOUR MONEY QUICKLY.
You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful
Putnam representative.
To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number:
1-800-225-1581.

* Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
 President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

James E. Erickson
Vice President

Leslie J. Burke
Vice President and Fund Manager

Triet M. Nguyen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam New
Jersey Tax
Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.


Shares of mutual funds are not deposits or obligations of, or guaranteed or
endorsed by, any financial institution, are not insured by the
Federal
Deposit Insurance Corporation (FDIC), the Federal Reserve Board
or any other
agency, and involve risk, including the possible loss of
principal amount
invested.                             27

Bulk Rate
U.S. Postage
PAID
Putnam
Investments



22193-019/329/537  1/96


PUTNAM INVESTMENTS


The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109